                                  EXHIBIT 99.3

                         STERLING FINANCIAL CORPORATION

                           DIVIDEND REINVESTMENT PLAN
                                AUTHORIZATION FOR
                                DEPOSIT OF SHARES

                                                                    EXHIBIT 99.3


                         STERLING FINANCIAL CORPORATION

                           DIVIDEND REINVESTMENT PLAN
                                AUTHORIZATION FOR
                                DEPOSIT OF SHARES


1. YOU MUST BE A PARTICIPANT IN THE DIVIDEND REINVESTMENT PLAN TO QUALIFY FOR THIS SERVICE.
2.   PLEASE DO NOT ENDORSE YOUR CERTIFICATES; IT IS NOT NECESSARY FOR THIS
     PURPOSE.
3.   FILL OUT THE FORM BELOW, ATTACH CERTIFICATES AND RETURN TO:


                              SHAREHOLDER RELATIONS
                         STERLING FINANCIAL CORPORATION
                       C/O BANK OF LANCASTER COUNTY, N.A.
                             101 NORTH POINTE BLVD.
                            LANCASTER, PA 17601-4133


(You may also drop-off your certificates, along with this form, to a branch office near you.)

Enclosed are ________ certificates for ________ shares of Sterling Financial
             (Number)                  (Total)
Corporation common stock for in my dividend reinvestment plan account. I understand that in the event I request these certificates be re-issued in paper form, I will pay a $15.00 service charge for each transaction/request. (Pursuant to Question 21 in the Prospectus.) The service charge is subject to change with prior written notice to each plan participant.


NAME:
      ------------------------------------------
ADDRESS:
         ---------------------------------------

         ---------------------------------------

       Please check if this is a new address.     Date:
------                                                 -------------------------


--------------------------------------------------------------------------------
Signature


--------------------------------------------------------------------------------
Signature           (If stock held jointly, all parties must sign.)